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                                                            EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1998, except as to Note
12 which is as of April 6, 1998, which appears on page 36 of USWeb Corporation's Annual Report on form 10-K/A for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP


San Jose, California
December 17, 1998